Investor Relations Report
As of March 31,  2007
Updated June 2007

Disclosure
When used in this presentation, filings by Vineyard National Bancorp ("Company") with the Securities and
Exchange Commission ("SEC"), or other public or stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of
1995. The Company wishes to caution you that all forward-looking statements are necessarily speculative and not to place undue reliance on any such forward-looking statements, which speak only as of the date made.
Also, the Company wishes to advise you that various risks and uncertainties could affect the Company's financial performance and cause actual results for future periods to differ materially from those anticipated or projected. Specifically, the Company cautions you that important factors could affect the Company's business and cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company, including: general economic conditions in its market area, particularly changes in economic conditions in the real estate industry or real estate values in our market, changes in market interest rates, increased loan prepayments, risk associated with credit quality, and other risks with respect to its business and/or financial results detailed in the Company's press releases and filings with the SEC. You are urged to review the risks described in such releases and filings. The risks highlighted herein should not be assumed to be the only factors that could affect future performance of the Company. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

VINEYARD
Mobile Unit
VINEYARD
VINEYARD
Respect
Devotion
Honor
Strength
Spirit
Pride
Triumph
Heart
Valor
Remembrance
Hero
Truth
Allegiance
Character
Glory
Leadership
Patriot
Soldier
Freedom
Passion
Power
Courage
Bravery
Loyalty
Destiny

Our Values
Creativity. Integrity. Flexibility.
The bottom line…
It’s all about People

Overview
At March 31, 2007
m

Traded on the NASDAQ Global Market System under the symbol “VNBC”
m

Market price - closed at $25.78(1)
m

$2.4 billion in assets
m

Shares outstanding - approximately 10.4 million
m

Market Capitalization - approximately $270 million(1)
m

Inside ownership most recent quarter end - approximately 15%
m

Institutional ownership most recent quarter end - approximately 50%
(1) Based on closing stock price as of June 1, 2007

Overview
At March 31, 2007
(1) Based on closing stock price as of June 1, 2007
Price Valuation Measures
m

12 month trailing price to earnings (“P/E”) - 13.09(1)
m

Forward P/E fiscal year end Dec. 31, 2008 - 10.2 (based on analysts’ estimates) (1)
m

Price/Book most recent quarter- 1.9(1)
m

Price/tangible book - 2.8(1)
m

1Q’07/TTM Net Income - $5.5 / $21.1 million
m

1Q’07/TTM Diluted EPS - $0.51 / $1.97
m

Analyst coverage - three (3)
♦

Oppenheimer
♦

RBC Capital Markets
♦

Sidoti & Company, LLC
♦

Consensus 2007 - $2.18
♦

Consensus 2008 - $2.52

Capital
Management
Balance Sheet
Effectiveness
Operational
Efficiency
Consistent
EPS Growth
Key Financial Principles
 Key Strategic Principles

Capital Management
50%
40%
30%
20%
10%
2001
2002
2003
2004
2005
2006
Return on Avg. Common Equity
Return on Avg. Tangible Equity

Balance Sheet Effectiveness
2.0%
1.5%
1.0%
0.5%
2001
2002
2003
2004
2005
2006
Bancorp
Bank

Operational Efficiency
100%
75%
50%
25%
2001
2002
2003
2004
2005
2006
Bancorp
Bank

Consistent EPS Growth
$2.00
$1.50
$1.00
$0.50
$0.00
2001
2002
2003
2004
2005
2006
Diluted EPS

Return on Avg. Assets
Efficiency Ratio
Target Comm.= 20%
Bank Target = 1.50%
Bank Target = 45%
Annual Growth Target =
15-20%
Target Tang.= 25%
Bancorp Target = 1.25%
Bancorp Target = 50%
Strategic Performance

70%
60%
50%
40%
30%
20%
10%
52%
56%
49%
64%
42%
6 Yr. CAGR
Assets
Net Loans
Deposits
Earnings
EPS
Assets
Net Loans
Deposits
Earnings
EPS

(Earnings and EPS Annualized for ’07)
Operating Strategies
Vineyard’s unique strategic drivers…
•

Diverse asset base and organizational structure
•

Strong operating efficiency
•

Operates within 20 unique markets
•

Development and enhancement of 10 specialty
       products
•

Branding and marketing of the Vineyard franchise
−

In target geographic markets
−

In target product markets
…deliver strong results
•

12 Inland Empire community banking centers
•

4 community banking center presence in wealth
       communities
•

5 corporate production centers throughout CA.
•

State of the art cash management products
•

Consistent, balanced growth since 2000

Santa Clarita
Hesperia
San Buenaventura
Oxnard
Thousand Oaks
West Hollywood
Los Angeles
Monrovia
Glendora
Rialto
Highland
Santa Monica
Inglewood
Whittier
La Habra
Ontario
Colton
Redlands
Yucaipa
Brea
Riverside
Carson
Torrance
Rancho Palos Verdes
Fountain Valley
Costa Mesa
Tustin
Palm Springs
Cathedral City
Hemet
Lake Forest
Mission Viejo
Laguna Niguel
Temecula
San Clemente
Oceanside
Carlsbad
Vista
Escondido
Encinitas
Poway
El Cajon
La Mesa
San Diego
National City
Chula Vista
0
42.5mi
Copyright (C) 2006 SNL Financial LC. All rights reserved

Ventura
County
San Gabriel Valley
West
Side
Orange
County
Palm
Desert
Temecula
Valley
North
San Diego
●

 Full Service Banking Center
▪

 Loan Production Office
Our Markets
Northern
CA
●

	# of VNBC Branches	2006 pop. (MM)	% Pop. Growth 2000-2006	Proj. % ∆ Pop. 2006-2011
Los Angeles	7	10.0	6.7%	4.6%
San Bernardino	5	2.0	17.3%	15.6%
Orange	1	3.0	8.4%	6.2%
Riverside	1	2.0	30.6%	25.9%
San Diego	1	3.0	9.0%	6.5%
Marin	1	0.2	1.2%	.77%
VNBC’s Market Totals	16	20.5	9.9%	8.0%
US		303.5	7.87%	6.66%
Source: SNL Financial
Vineyard Bank:
Serving the Largest and Fastest
Growing Markets in the U.S.

The Marketplace
Well Established in…
m

The Inland Empire:
Ш

Represents the counties of Riverside and San Bernardino, one of the fastest growing regions in the United States
Ш

Major distribution hub for goods coming in through the Los
Angeles Harbors
Ш

Availability of “affordable” and buildable land for housing, commercial and retail development in support of the Los Angeles and Orange County regions

The Marketplace
Well Established in…
m

Emerging presence in Southern California Coastal Communities:
Ш

Represents  the confluence of entrepreneurs and the
accumulation of wealth; providing significant new
opportunities
Ш

From San Diego through Orange County into the west side of
Los Angeles coast and up into Ventura and Santa Barbara
counties
Ш

Significant opportunities for cash management services,
construction lending and income property lending

The Marketplace
Well Established in…
m

Expansion into Northern California:
Ш

Represents similar characteristics to the southern California
Coastal communities
Ш

Marin County Banking Center - allows us to access the
North Bay and Central Valley which also has similar
characteristics to the Inland Empire
Ш

Monterey and Santa Clara Loan Production Offices will
support the further expansion into Northern California

Risk Management
Audit
Lending
Production
RE Construction
Industries
Income Property
SBA Lending
SFR Luxury
Construction
SFR Tract
Construction
Client
Lending
Credit
Credit Administration
Credit Operations
   Portfolio Management
Underwriting
Funding
Banking Centers
Cash Management
Community Banking Administration
Operation Services
Non-Profit Services
Finance
Culture
Internal
Communication
Accounting
Administration
Finance
Financial
Analysis
Information
 Security
Compliance
Corporate Services
Image & Brand
Strategic
Partners
Information
Technology
Employee
Recognition
Facilities
Human
Resources
Vintage
University
Strategic Design

Next 1-2 yrs: Core Relationship Management & Build Out
Cash Mgmt
Low/ Mid Com'l
Entrepreneur/ Private Banking
Non-Profit
High/ Mid Com'l
Other

Luxury
Construction
SBA
Commercial/
Business
Multi-
Family
Income
Property
Tract
Construction
Future 3-5 yrs: Organic Growth
Our Strategic Map
Past 6 yrs: Community Banking
20+ Unique Markets
10+ Expert Niches
Future 5-7/10 yrs & Beyond: Franchise Maturity

	Actual % as of 2006	Projected % as of 2009	Targeted Ranges
Lending Mix
Real Estate Construction & Land	49%	38%	20-50%
Commercial & Industrial	6%	13%	10-20%
Real Estate Mortgage	41%	45%	15-55%
Consumer & all other	4%	4%	<10%
Deposit Mix
Demand & NOW	19%	24%	10-25%
Savings & Time	50%	42%	30-50%
MMDA	31%	34%	30-50%
Market Mix
Inland Empire	65%	45%	30-50%
Southern Ca. Coast	30%	45%	30-50%
Northern Ca.	5%	10%	10-25%
Strategic Target Mixes

$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0

	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	Dec. 31, 2006	Mar. 31, 2007
Net Loans	$78	$136	$250	$589	$1,015	$1,359	$1,882	$1,975
Total Deposits	$99	$159	$287	$603	$965	$1,277	$1,806	$1,767

Dollars in millions

Total Loans and Deposits

6%
4%
49%
41%
Real estate construction & land
Real estate mortgage
Commercial and industrial
Consumer & all other loans

28%
13%
28%
8%
7%
<1%
3%
2%
Multi-Family &
Other Residential
Real Estate
Com'l
CRE
Com'l
Land
Com'l
Const.
SFR Tract
Land
SFR Tract
Const.
Luxury
SFR
Const.
Luxury
SFR Land
As of March 31, 2007
Total loans - $2.0 billion
Loan Composition

Total Deposits - $1.8 billion
45%
35%
16%
4%
Time deposits
Money market
Non-interest bearing
Savings and NOW

Banking Center Office Sizes
7
5
4
>$100 million
$75 - $100 million
$30 - $75 million

As of March 31, 2007
Deposit Composition

June '06
March '07
40%
35%
30%
25%
20%
15%
10%
5%
0%
32%
28%
10%
9%
10%
9%
34%
38%
14%
13%
24%
22%
9%
7%
6%
7%
11%
11%
5%
11%
18%
19%
6%
5%
2%
2%
7%
9%
Rancho
Chino
Crestline
Diamond Bar
Arrowhead
La Verne
Corona
Irwindale
Man Beach
Irvine
San Diego
San Rafael
San Dimas
Covina
Upland
Walnut

•

  Organic deposit growth
Ш

Community positioning and expansion within current markets
Ш

Acquisition of teams within new growth markets
Ш

Targeted deposit market share of 20%

5 of 16 markets capture more than 20%

5 of 16 markets capture 10% minimum target
Core Deposit Strategies
Banking Center Market Share
100%
100%

March ’07 % market share assumes no change in peer data from June ‘06

Strong performance over time
Diverse revenue and distribution channels
Well established credit culture
Developing broad-based deposit base
Well established in robust growth markets
A commitment to build shareholder value
Employees, Customers, Investors….
“PEOPLE are our most valuable asset”
Emerging presence in wealth and entrepreneur communities
A proven business model:
Vineyard National Bancorp Has…

Risk Management
Jacquie Calhoun
Executive Vice President
Chief Risk Officer
Audit
Lending
Production
Michael Cain
Executive Vice President
Chief Lending Officer
RE Construction Industries
Income Property
SBA Lending
SFR Luxury
Construction
Client
Lending
Credit
Rick Hagan
Executive Vice President
Chief Credit Officer
Credit Administration
Credit Operations
   Portfolio Management
Underwriting
Funding
Chris Walsh
Executive Vice President, Chief Banking Officer
Banking Centers
Cash Management
Community Banking Administration
Operation Services
Religious Financial Group
Finance
Gordon Fong
Executive Vice President
Chief Financial Officer
Culture
Tina Sandoval
Senior Vice President
Chief Culture Officer
Internal
Communication
Accounting
Administration
Don Pelgrim
Executive Vice President
Chief Administrative Officer
Finance
Financial
Analysis
Information
Security
Compliance
Corporate
Services
Image & Brand
Strategic
Partners
Information
Technology
Employee
Recognition
Facilities
Human
Resources
Vintage
University

Thank you
www.vnbcstock.com